UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 10, 2015
Marathon Oil Corporation
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-5153	25-0996816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 San Felipe Street Houston, Texas
(Address of Principal Executive Offices) (Zip Code)
(713) 629-6600

(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 10, 2015, Marathon Oil Corporation (“Marathon Oil”) completed the public offering of $600,000,000 aggregate principal amount of its 2.70% Senior Notes due 2020 (the “2020 Notes”), $900,000,000 aggregate principal amount of its 3.85% Senior Notes due 2025 (the “2025 Notes”) and $500,000,000 aggregate principal amount of its 5.20% Senior Notes due 2045 (the “2045 Notes” and, together with the 2020 Notes and the 2025 Notes, the “Notes”) under its Registration Statement on Form S-3 (No. 333-194226). The Notes were issued under an Indenture dated February 26, 2002 between Marathon Oil and The Bank of New York Mellon Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as Trustee, relating to Marathon Oil’s senior debt securities (the “Indenture”). The Notes are unsecured, unsubordinated obligations of Marathon Oil and rank equally with all of its other existing and future unsecured, unsubordinated indebtedness. The terms of the Notes were set forth in an officers’ certificate (the “Officers’ Certificate”), dated June 10, 2015, delivered pursuant to the Indenture.

Marathon Oil will pay interest on each series of Notes on June 1 and December 1 of each year, beginning on December 1, 2015. The 2020 Notes will mature on June 1, 2020. The 2025 Notes will mature on June 1, 2025. The 2045 Notes will mature on June 1, 2045. Marathon Oil may redeem some or all of each series of Notes at any time at the redemption prices set forth in the Officers’ Certificate.

Other material terms of the Officers’ Certificate and the Notes are described in the prospectus supplement, dated June 1, 2015, as filed with the Securities and Exchange Commission on June 3, 2015. The foregoing summaries of the Officers’ Certificate and the forms of the Notes are qualified in their entirety by reference to the complete terms and conditions of the Indenture, the Officers’ Certificate and the forms of the Notes, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

An affiliate of one of the underwriters, BNY Mellon Capital Markets, LLC, is the Trustee for the Notes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

4.1
Indenture dated February 26, 2002 between Marathon Oil Corporation and The Bank of New York Mellon Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon Oil Corporation (incorporated by reference to Exhibit 4.2 to Marathon Oil Corporation’s Annual Report on Form 10-K filed February 28, 2014).

4.2
Officers’ Certificate delivered pursuant to Sections 1.02, 2.01, 3.01 and 3.03 of the Indenture, dated June 10, 2015, providing for the issuance of Marathon Oil Corporation’s 2.70% Senior Notes due 2020, 3.85% Senior Notes due 2025 and 5.20% Senior Notes due 2045.

4.3	Form of Notes (included in Exhibit 4.2).

5.1	Opinion of Locke Lord LLP.

23.1	Consent of Locke Lord LLP (included in Exhibit 5.1).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL CORPORATION
	By:	/s/ Gary E. Wilson
June 15, 2015		Name: Gary E. Wilson Title: Vice President, Controller and Chief Accounting Officer

Exhibit Index

4.1
Indenture dated February 26, 2002 between Marathon Oil Corporation and The Bank of New York Mellon Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon Oil Corporation (incorporated by reference to Exhibit 4.2 to Marathon Oil Corporation’s Annual Report on Form 10-K filed February 28, 2014).

4.2
Officers’ Certificate delivered pursuant to Sections 1.02, 2.01, 3.01 and 3.03 of the Indenture, dated June 10, 2015, providing for the issuance of Marathon Oil Corporation’s 2.70% Senior Notes due 2020, 3.85% Senior Notes due 2025 and 5.20% Senior Notes due 2045.

4.3	Form of Notes (included in Exhibit 4.2).
5.1     Opinion of Locke Lord LLP.
23.1    Consent of Locke Lord LLP (included in Exhibit 5.1).